FIRST AMENDMENT TO
                 SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
	         BETWEEN BEVERLY NATIONAL CORPORATION AND LAWRENCE M. SMITH
	         ----------------------------------------------------------

     THIS AGREEMENT, made and entered into this 7th day of July 1998 by and between Beverly National Corporation, its subsidiaries and affiliates (hereinafter called the "Corporation") and Lawrence M. Smith (hereinafter called the "Executive") is the First Amendment to a Supplemental Executive Retirement Agreement dated December 24, 1996, by and between the Corporation and Executive. In order to clarify the intended operation of other Agreement, 2.01(a)(3), is hereby amended to read in its entirety as follows:

	  " The annual amount of benefits payable under the Amended and Restated Supplemental Executive Agreement entered into December 24, 1996 by and between the Corporation and the Executive, as from time to time amended."

     All other terms and conditions of the Agreement continue in full force and effect.

Attest:                                  BEVERLY NATIONAL CORPORATION
 /s/Peter E. Simonsen                     By:/s/Julia L. Robichau
-----------------------------                ------------------------
/s/Peter E. Simonsen                      By:/s/Lawrence M. Smith
-----------------------------                ------------------------
Witness                                      Lawrence M. Smith

                                CONFIRMATORY
         FIRST AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
          BETWEEN BEVERLY NATIONAL CORPORATION AND LAWRENCE M. SMITH
          ----------------------------------------------------------

     THIS AGREEMENT, made and entered into the 27th day of October 1998 by and between Beverly National Corporation, its subsidiaries and affiliates (hereinafter called the "Corporation") and Lawrence M. Smith (hereinafter called the "Executive") is the First Amendment to a Supplemental Executive Retirement Agreement dated December 24, 1996, by and between the Corporation and Executive. It confirms and amplifies the language of the First Amendment dated July 7, 1998. In order to clarify the intended operation of other Agreement, 2.01(a)(3), is hereby amended to read in its entirety as follows:

	  "In any year the annual amount of benefits paid under the Amended and Restated Supplemental Executive Retirement Agreement entered into December 24, 1996 by and between the Corporation and the Executive, as from time to time amended, provided, such amount shall be an offset to amounts otherwise payable hereunder only in the year(s) and to the extent actually paid under such Amended and Restated Agreement."

     All other terms and conditions of the Agreement continue in full force and effect.

Attest:                                      BEVERLY NATIONAL CORPORATION
/s/ Peter E. Simonsen                        By:/s/Julia L. Robichau
---------------------------                     -------------------------
                                                Julia L. Robichau
/s/ Peter E. Simonsen                        By:/s/Lawrence M. Smith
---------------------------                     -------------------------
Witness                                         Lawrence M. Smith

   SECOND AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT BETWEEN
            BEVERLY NATIONAL CORPORATION AND LAWRENCE M. SMITH

     THIS AGREEMENT, made and entered into this 22nd day of December, 1998 by and between Beverly National Corporation, its subsidiaries and affiliates (hereinafter called the "Corporation") and Lawrence M. Smith (hereinafter called the "Executive") is the Second Amendment to a Supplemental Executive Retirement Agreement dated December 24, 1996, by and between the Corporation and Executive. In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and Corporation hereby agree to amend the Agreement as follows:

	1.      The phrase "a single life annuity basis from" in 2.01(a)(2) shall be deleted and the following inserted in its place:  "the optional benefit payment elected under".

	2.      The phrase "thirty-six (36) consecutive calendar months" in 2.02 shall be deleted and the following inserted in its place:

          	"three (3) calendar years, whether or not consecutive".

	3.      The following shall be inserted at the end of 2.02:

          	"In the event that the Executive works less than an entire calendar year, the Executive's salary shall be annualized for that calendar year for the purposes of this section."

	4.      The phrase "calculated on a single life annuity basis" appearing in
Section 2.01(a)(2) shall be deleted and the following inserted at the end of
Section 2.01(a)(2):

          	"the annual amount of such benefits to be calculated on the basis of an optional form of benefit under such plan selected by the
            Executive."

	All other terms and conditions of the Agreement continue in full force and effect.

 Attest:                                 BEVERLY NATIONAL CORPORATION

/s/Peter E. Simonsen                     By:/s/Julia L Robichau
__________________________________          _________________________
                                            Julia L. Robichau

/s/ Peter E. Simonsen                    By:/s/Lawrence M. Smith
__________________________________          _________________________
(Witness)                             	     Lawrence M. Smith